UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2011

     KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:   001-11084

Wisconsin (State or other jurisdiction of incorporation)	39-1630919
(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive
  Menomonee Falls, Wisconsin 53051

(Address of principal executive offices)

 (262) 703-7000

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of
Certain Officers

At the 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) of Kohl’s Corporation (the “Company”) held on May 12, 2011, the Company’s shareholders re-approved the Kohl’s Corporation Annual Incentive Plan (the “Plan”).  The Company’s executives are eligible for certain annual incentives through the Plan, as determined by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”).  Key features of the Plan include the following:

-

The Plan is administered by the Compensation Committee, which is comprised solely of independent directors.

-

Bonus amounts may be tied to any one or more of the following six performance goals, as determined by the Compensation Committee: net income, net income per share, operating income, return on investment, net sales or comparable store sales. The Compensation Committee selects which performance goals will apply in any fiscal year.

-

Bonus amounts are based on a percentage of the participant's salary, as determined by the Compensation Committee, if and to the extent that the relevant performance goals are achieved.

-

The maximum bonus any person can earn in any year under the Plan is $5 million.

The foregoing description of the Plan is qualified in its entirety by reference to the Plan attached as Annex B to the Proxy Statement on Schedule 14A filed on March 21, 2011 in connection with the 2011 Annual Meeting, which is incorporated herein by reference.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2011 Annual Meeting, the Company’s shareholders approved several amendments to the Company’s Articles of Incorporation. Such amendments were effective upon the filing of Amended and Restated Articles of Incorporation with the Wisconsin Department of Financial Institutions on May 16, 2011.

The following is a description of the amendments adopted:

Elimination of Supermajority Vote Requirement in Article V(f)

Article V of the Articles of Incorporation specifies the procedures for the election of directors, the permissible number of directors constituting the Board, the term of each director, procedures to be followed in the event of vacancies on the Board, removal of directors, and shareholder nominations for directors.  Prior to this amendment, Article V(f) required the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of stock entitled to vote on the matter to alter, amend, adopt any provision inconsistent with, or repeal Article V.  Under the amended Article V(f), the affirmative vote of a majority of the combined voting power of the then outstanding shares of stock entitled to vote on the matter, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal Article V.

Elimination of Supermajority Vote Requirement in Article VI

Article VI of the Articles of Incorporation specifies procedures regarding shareholder action and the amendment of certain provisions of the Bylaws.  Prior to this amendment, Article VI required the affirmative vote of the holders of 80% or more of the combined voting power of the then outstanding shares of stock entitled to vote on the matter to alter, amend, adopt any provision inconsistent with, or repeal Article VI of the Articles of Incorporation or Articles II or III of the Company’s Bylaws.  Under the amended Article VI the affirmative vote of a majority of the combined voting power of the then outstanding shares of stock entitled to vote on the matter shall be required to alter, amend, adopt any provision inconsistent with, or repeal Article VI of the Articles of Incorporation or Articles II or III of the Company’s Bylaws.

The amendments do not alter any of the powers of the Company’s Board of Directors as may be set forth in Company’s Articles of Incorporation or as may be provided by law.

The description of the amendments of the Company’s Articles of Incorporation set forth above is qualified by reference to the full text of the Amended and Restated Articles of Incorporation of the Company, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.

Submission of Matters to a Vote of Security Holders

The following  proposals were voted upon at the 2011 Annual Meeting held on May 12, 2011.  The final results of the voting on each proposal were as follows:

(1)

Proposal to elect the 11 individuals nominated by the Company’s Board of Directors to serve as directors for a one-year term and until their successors are duly elected and qualified.

	For	Against	Abstain	Broker Non-Votes
Peter Boneparth	239,036,181	334,686	215,962	14,033,739
Steven A. Burd	231,455,163	7,899,296	232,370	14,033,739
John F. Herma	237,701,343	1,679,224	206,262	14,033,739
Dale E. Jones	238,201,016	1,169,586	216,227	14,033,739
William S. Kellogg	238,447,457	924,007	215,365	14,033,739
Kevin Mansell	233,324,843	6,040,570	221,416	14,033,739
Frank V. Sica	236,813,638	2,559,660	213,531	14,033,739
Peter M. Sommerhauser	227,561,222	11,147,722	877,885	14,033,739
Stephanie A. Streeter	239,088,110	290,699	208,020	14,033,739
Nina G. Vaca	239,024,759	342,942	219,128	14,033,739
Stephen E. Watson	238,965,492	413,986	207,351	14,033,739

(2)

Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2012.

For	Against	Abstain	Broker Non-Votes
251,579,005	1,894,473	147,090	0

(3)

Proposals to approve the following management proposals to amend the Company’s Articles of Incorporation.

3a:  Proposal to approve an amendment to eliminate the supermajority vote requirement in Article V(f) of the Company’s Articles of Incorporation:

For	Against	Abstain	Broker Non-Votes
252,454,418	973,523	192,627	0

3b:  Proposal to approve an amendment to eliminate the supermajority vote requirement in Article VI of the Company’s Articles of Incorporation:

For	Against	Abstain	Broker Non-Votes
252,447,211	977,239	196,118	0

(4)

Proposal to re-approve the Company’s Annual Incentive Plan.

For	Against	Abstain	Broker Non-Votes
235,952,846	3,250,377	383,606	14,033,739

(5)

Advisory vote on the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
235,013,949	4,167,751	405,129	14,033,739

(6)

Advisory vote on the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers.

Annual	Biannual	Triennial	Abstain	Broker Non-Votes
192,186,580	444,699	46,686,863	268,687	14,033,739

(7)

Shareholder proposal on shareholder action by written consent.

For	Against	Abstain	Broker Non-Votes
54,902,095	184,179,709	505,025	14,033,739

(8)

Shareholder proposal on succession planning and reporting.

For	Against	Abstain	Broker Non-Votes
57,073,275	182,172,613	340,941	14,033,739

Item 8.01

Other Events

On May 12, 2011, the Company issued a press release announcing events which took place in connection with the 2011 Annual Meeting.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Kohl’s Corporation,effective May 16, 2011

10.1	Kohl’s Corporation Annual Incentive Plan, incorporated by reference to Annex B to the Proxy Statement on Schedule 14A filed on March 21, 2011 in connection with the Company’s 2011 Annual Meeting

99.1	Press Release dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 16, 2011

KOHL’S CORPORATION

By: /s/ Richard D. Schepp

Richard D. Schepp

Senior Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Kohl’s Corporation, effective May 16, 2011

10.1	Kohl’s Corporation Annual Incentive Plan, incorporated by reference to Annex B to the Proxy Statement on Schedule 14A filed on March 21, 2011 in connection with the Company’s 2011 Annual Meeting

99.1	Press Release dated May 12, 2011